SUBSIDIARIES OF AMETEK, INC.
AS OF DECEMBER 31, 2023

Exhibit 21

Company	State or other jurisdiction of incorporation or organization	Percentage of voting securities owned by its immediate parent*

4DSP, LLC	Nevada	100%
Abaco Systems Holding Corp.	Delaware	100%
Abaco Systems Limited	United Kingdom	100%
Abaco Systems Private Limited	India	100%
Abaco Systems Technology Corp.	New York	100%
Abaco Systems, Inc.	Delaware	100%
Abaco UK Holdco Limited	United Kingdom	100%
Advanced Measurement Technology, Inc.	Delaware	100%
AEM Limited	United Kingdom	100%
AIP/MPM Holdings, Inc.	Delaware	100%
Airtechnology Pension Trustees Limited	United Kingdom	100%
Akron Standard Bestry (Guangzhou) Measurement Equipment Co., Ltd.	China	50%
Alphasense Limited	United Kingdom	100%
Alphasense USA, Inc.	Delaware	100%
Amekai (BVI) Ltd.	British Virgin Islands	50%
Amekai Meter (Xiamen) Co., Ltd.	China	100%
Amekai Singapore Private Ltd.	Singapore	50%
Amekai Taiwan Co., Ltd.	Taiwan	50%
AMEPS USVI LLC	United States Virgin Islands	100%
AMETEK (Barbados) SRL	Barbados	100%
AMETEK (Bermuda), Ltd.	Bermuda	100%
AMETEK (GB) Limited	United Kingdom	100%
AMETEK (Thailand) Co., Ltd.	Thailand	99.999%
AMETEK Advanced Industries, Inc.	Delaware	100%
AMETEK Aegis, Inc.	Delaware	100%
AMETEK Aerospace & Defense Group UK Ltd.	United Kingdom	100%
AMETEK Aerospace & Power Holdings, Inc.	Delaware	100%
AMETEK Aircraft Parts & Accessories, Inc.	Delaware	100%
AMETEK Airtechnology Group Limited	United Kingdom	100%
AMETEK Ameron, LLC	Delaware	100%
AMETEK Arizona Instrument LLC	Arizona	100%
AMETEK B.V.	The Netherlands	100%
AMETEK Bison Gear & Engineering, Inc.	Illinois	100%
AMETEK Canada 3 ULC	Canada	100%
AMETEK Canada Limited Partnership	Canada	99.90%
AMETEK Co., Ltd.	Japan	100%
AMETEK Commercial Enterprise Shanghai	China	100%
AMETEK Creaform ULC	Canada	99.90%
AMETEK CTS Europe GmbH	Germany	100%

SUBSIDIARIES OF AMETEK, INC.
AS OF DECEMBER 31, 2023

Company	State or other jurisdiction of incorporation or organization	Percentage of voting securities owned by its immediate parent*
AMETEK CTS GmbH	Switzerland	100%
AMETEK CTS US, Inc.	New York	100%
AMETEK Customer Service S. de R. L. de C.v.	Mexico	100%
AMETEK d.o.o. Subotica	Serbia	100%
AMETEK DELCO, Inc.	Delaware	100%
AMETEK Denmark A/S	Denmark	100%
AMETEK do Brasil Ltda.	Brazil	99%
AMETEK Elektromotory, s.r.o	Czech Republic	99.97%
AMETEK EMG Holdings, Inc.	Delaware	100%
AMETEK Engineered Materials Sdn. Bhd.	Malaysia	100%
AMETEK Europe, L.L.C.	Berwyn, PA	100%
AMETEK European Holdings GmbH	Germany	100%
AMETEK European Holdings Limited	United Kingdom	100%
AMETEK Finland Oy	Finland	100%
AMETEK Germany GmbH	Germany	100%
AMETEK Global Limited	United Kingdom	100%
AMETEK Global Tubes, LLC	Delaware	59.50%
AMETEK GmbH	Germany	31.99%
AMETEK Grundbesitz GmbH	Germany	100%
AMETEK Haydon Kerk, Inc.	Delaware	100%
AMETEK Holdings B.V.	The Netherlands	100%
AMETEK Holdings de Mexico, S. de R.L.	Mexico	50%
AMETEK Holdings SARL	France	74%
AMETEK Hong Kong Private Limited	Hong Kong	100%
AMETEK HSA, Inc.	Delaware	100%
AMETEK Industrial Technology (Shanghai) Co., Ltd.	China	100%
AMETEK Instrumentos, S.L.	Spain	100%
AMETEK Instruments Group UK Limited	United Kingdom	100%
AMETEK Instruments India Private Limited	India	100%
AMETEK International Limited	United Kingdom	100%
AMETEK Korea Co., Ltd.	Korea	100%
AMETEK Lamb Motores de Mexico, S. de R.L. de C.V.	Mexico	99.99%
AMETEK Land, Inc.	Delaware	100%
AMETEK Latin America Holding Company S.à r.l.	Luxembourg	100%
AMETEK Magnetrol USA, LLC	Delaware	100%
AMETEK Material Analysis Holdings GmbH	Germany	100%
AMETEK Mexico Holding Company, LLC	Delaware	100%
AMETEK Middle East FZE	United Arab Emirates	100%
AMETEK Motors Asia Pte. Ltd.	Singapore	100%
AMETEK MRO Florida, Inc.	Delaware	100%
AMETEK Nordic AB	Sweden	100%
AMETEK PIP Holdings, Inc.	Delaware	100%
AMETEK Precitech, Inc.	Delaware	100%
AMETEK Programmable Power, Inc.	Delaware	100%
AMETEK S.A.S.	France	76.7%
AMETEK S.r.l.	Italy	14.0%
AMETEK SCP (Barrow) Limited	United Kingdom	100%

SUBSIDIARIES OF AMETEK, INC.
AS OF DECEMBER 31, 2023

Company	State or other jurisdiction of incorporation or organization	Percentage of voting securities owned by its immediate parent*
AMETEK SCP, Inc.	Rhode Island	100%
AMETEK Singapore Private Ltd.	Singapore	100%
AMETEK Solution ULC	Canada	100%
AMETEK Taiwan Co. Ltd.	Taiwan	50.5%
AMETEK Technical & Industrial Products, Inc.	Minnesota	51.9%
AMETEK Thermal Systems, Inc.	Delaware	100%
AMETEK TP, Inc.	Pennsylvania	100%
AMETEK UK Finance Limited	United Kingdom	100%
AMETEK Vietnam Company Limited	Vietnam	100%
Amplifier Reasearch Corp.	Pennsylvania	100%
Amptek, Inc.	Delaware	100%
Antavia SAS	France	100%
AR Modular RF Corp.	Washington	100%
ASP Navigate Acquistion Corp.	Delaware	100%
ASP Navigate Holdings, Inc.	Delaware	100%
ASP Navigate Intermediate Holdings, Inc.	Delaware	100%
Atlas Material Holdings Corporation	Delaware	100%
Atlas Material Testing Technology (India) Private Limited	India	100%
Atlas Material Testing Technology BV	The Netherlands	100%
Atlas Material Testing Technology GmbH	Germany	100%
Atlas Material Testing Technology L.L.C.	Delaware	100%
Atlas Netherlands AcquisitionCo Coöperatief U.A.	The Netherlands	99.99%
Avicenna Technology, Inc.	Minnesota	100%
Boston Endo-Surgical Technologies LLC	Delaware	100%
CAMECA Instruments, Inc.	New York	100%
CAMECA SAS	France	96.15%
Chandler Instruments Company L.L.C.	Texas	100%
Coining, Inc.	Delaware	100%
Controls Southeast, Inc.	North Carolina	100%
Crank Software ULC	Canada	100%
Creafom Software Inc.	Canada	100%
Creaform Inc.	Canada	100%
Creaform U.S.A. Inc.	Delaware	100%
Crystal Engineering Corporation	California	100%
Direl GmbH	Germany	100%
Direl Holding GmbH	Germany	100%
Drake Air, Inc.	Oklahoma	100%
Dunkermotoren GmbH	Germany	100%
Dunkermotoren Taicang Co., Ltd.	China	100%
Dunkermotoren USA Inc.	Delaware	100%
Economy Spring, LLC	Delaware	100%
EDAX, LLC	Delaware	100%
EGS Automation GmbH	Germany	100%
EMA Corp.	Delaware	98.43%

SUBSIDIARIES OF AMETEK, INC.
AS OF DECEMBER 31, 2023

Company	State or other jurisdiction of incorporation or organization	Percentage of voting securities owned by its immediate parent*
EMA Finance 1 LLC	Delaware	100%
EMA Finance 2 LLC	Delaware	100%
EMA Finance 3, LLC	Delaware	100%
EMA Germany GmbH	Germany	100%
EMA Holdings, LLC	Delaware	100%
EMA MX, LLC	Delaware	100%
Fine Tubes Limited	United Kingdom	100%
FMH Aerospace Corp.	California	100%
Forza Silicon Corporation	California	100%
Foundation Technology Ltd.	United Kingdom	100%
Frameflair Limited	United Kingdom	100%
Gatan, Inc.	Pennsylvania	100%
Glasseal Products, Inc.	New Jersey	100%
Grabner Instruments Messtechnik Gesellschaft m.b.H.	Austria	100%
Hamilton Precision Metals, Inc.	Delaware	100%
Haydon Kerk Motion Solutions, Inc.	Massachusetts	100%
Haydon Linear Motors (Changzhou) Co., Ltd.	China	100%
HCC Industries, Inc.	Delaware	100%
HDR Power Systems, LLC	Delaware	100%
Hermetic Seal Corporation	Delaware	100%
innoRIID GmbH	Germany	100%
IntelliPower, Inc.	California	100%
La Vezzi Precision, Inc.	Illinois	100%
Lacey Manufacturing Company LLC	Delaware	100%
Land Instruments International Ltd.	United Kingdom	100%
Life Sciences Design & Development, LLC	Delaware	100%
Life Sciences Vandalia, LLC	Ohio	100%
Magnetrol International N.V.	Belgium	100%
Marox Corporation	Massachusetts	100%
MCG Acquisition Corporation	Minnesota	100%
Med-Aide Design Group, LLC	Pennsylvania	100%
MI Technologies, LLC	Delaware	100%
Micro-Poise Industrial Equipment (Beijing) Ltd.	China	100%
Micro-Poise Measurement Systems, LLC	Delaware	100%
Milmega Limited	United Kingdom	100%
MLV 68 Sp. Z.o.o.	Poiland	100%
MOCON Europe A/S	Denmark	100%
MOCON, Inc.	Minnesota	100%
Modern Field Holdings, Inc.	British Virgin Islands	7.6%
Motec GmbH	Germany	100%
Motec USA LLC	Delaware	100%

SUBSIDIARIES OF AMETEK, INC.
AS OF DECEMBER 31, 2023

Company	State or other jurisdiction of incorporation or organization	Percentage of voting securities owned by its immediate parent*
Muirhead Aerospace Limited	United Kingdom	100%
MW Life Sciences, Inc.	Delaware	100%
MW Madsen Holdings, LLC	Delaware	100%
Navitar, Inc.	New York	100%
Nearfield Systems, LLC	California	100%
NewAge Testing Instruments, Inc.	Pennsylvania	100%
NSI-MI Technologies Inc.	Delaware	100%
Nu Instruments Limited	United Kingdom	100%
OBCORP LLC	Missouri	100%
Pacific Design Technologies, Inc.	California	100%
Paragon Acquisition Corp.	Indiana	100%
Paragon Medical Europe S.a.r.l.	Switzerland	100%
Paragon Medical International, Inc.	Indiana	100%
Paragon Medical, Device (Changzhou) Co. Ltd.	China	100%
Paragon Medical, Inc.	Indiana	100%
Paragon Siechnice Sp. Z.o.o.	Poland	100%
Patriot Sensors & Controls Corporation	Delaware	100%
Petrolab, L.L.C.	Delaware	100%
Pixelink, Inc.	Canada	100%
Platinum Surgical Instruments, Inc.	Wisconsin	100%
PMG Acquisition Corporation	Delaware	100%
PMG Intermediate Holding Corporation	Delaware	100%
Powervar Deutschland GmbH	Germany	100%
Powervar Mexico S.A. de C.V.	Mexico	99.998%
Powervar, Inc.	Illinois	100%
Precision Engineered Products Holdings Inc.	Delaware	100%
Precision Engineered Products, LLC	Delaware	100%
Rauland-Borg Corporation	Illinois	100%
Rauland-Borg Corporation of Florida	Delaware	100%
Reichert, Inc.	Delaware	100%
Responder Systems Corporation	California	100%
RETE Holding GmbH	Germany	100%
Rotron Incorporated	New York	100%
RTDS Technologies Inc.	Canada	100%
Sealtron, Inc.	Delaware	100%
Seiko EG&G Co. Ltd.	Japan	49%
Six Brookside Drive Corporation	Connecticut	100%
SkyBitz Petroleum Logistics LLC	South Carolina	100%
SkyBitz Tank Monitoring Corporation	Illinois	100%
SkyBitz, Inc.	Delaware	100%
Solartron Metrology Limited	United Kingdom	100%
Solidstate Controls Mexico, S.A. de C.V.	Mexico	99.998%
Solidstate Controls, Inc. de Argentina S.R.L.	Argentina	90%
Solidstate Controls, LLC	Delaware	100%
Sound Com Corporation	Ohio	100%
Southern Aero Partners, Inc.	Oklahoma	100%

SUBSIDIARIES OF AMETEK, INC.
AS OF DECEMBER 31, 2023

Company	State or other jurisdiction of incorporation or organization	Percentage of voting securities owned by its immediate parent*
Special Optics, Inc.	New Jersey	100%
SPECTRO Analytical Instruments (Pty) Ltd	South Africa	100%
SPECTRO Analytical Instruments GmbH	Germany	100%
SPECTRO Analytical Instruments, Inc.	Delaware	100%
Spectro Scientific, Inc.	Massachusetts	100%
Spectro, Inc.	Massachusetts	100%
SSH Non-Destructive Testing, Inc.	Delaware	100%
Sunpower, Inc.	Ohio	100%
Superior Tube Company, Inc.	Pennsylvania	100%
Taylor Hobson Inc.	Delaware	100%
Taylor Hobson Limited	United Kingdom	100%
Taylor Hobson Trustees Limited	United Kingdom	100%
Technical Manufacturing Corporation	Delaware	100%
Technical Services for Electronics, Inc.	Minnesota	100%
Telular Corporation	Delaware	100%
Trigon International LLC	Delaware	100%
Tritex Corporation	Delaware	100%
Tubes Holdco Limited	United Kingdom	100%
Universal Analyzers Inc.	Nevada	100%
Vision Research Europe B.V.	The Netherlands	100%
Vision Research S.R.L.	Romania	100%
Vision Research, Inc.	Delaware	100%
VTI Instruments Private Limited	India	99.999%
VTI Integrated Systems Private Limited	India	99.89%
Zemetrics, Inc.	Delaware	100%
Zygo Corporation	Delaware	100%
Zygo Germany GmbH	Germany	41.36%
Zygo Pte Ltd.	Singapore	100%
Zygo Richmond Corporation	Delaware	100%
ZygoLamda Metrology Instrument (Shanghai) Co., Ltd.	China	100%

(•)Exclusive of directors’ qualifying shares and shares held by nominees as required by the laws of the jurisdiction of incorporation.